===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  Confidential, For Use of the
                                              Commission Only (as permitted by
                                              Rule 14A-6(e)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or  Rule 14a-12

                           BELL ATLANTIC CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                          ---------------------------
                            BELL ATLANTIC BROCHURE
                          ---------------------------

                                   [GRAPHIC]

                     W O R L D  W I D E  W E B

                                        G L O B A L  N E T W O R K I N G

                W I R E L E S S





                                        [LOGO]                    [LOGO]
                                     BELL ATLANTIC                 GTE


                                     THE MERGER OF
                                     BELL ATLANTIC AND GTE



                                     Vote FOR the merger to own a stake
                                     in the future of telecommunications

Bell Atlantic and GTE:
Combined Company Profile*
as of December 31, 1998 (pro forma)
[THE FOLLOWING IS REPRESENTED BY BAR CHARTS]
REVENUES

GTE: $25 billion
Bell Atlantic: $32 billion
Combined: $57 billion
----------------------------

DOMESTIC
ACCESS LINES

GTE: 23.5 million
Bell Atlantic: 41.6 million
Combined: 65.1 million
----------------------------

INTERNATIONAL
ACCESS LINES

GTE: 2.8 million
Bell Atlantic: 960,000
Combined: 3.76 million
----------------------------

DOMESTIC
WIRELESS CUSTOMERS

GTE: 4.8 million
Bell Atlantic: 6.6 million
Combined: 11.4 million
----------------------------

INTERNATIONAL
WIRELESS CUSTOMERS

GTE: 917,000
Bell Atlantic: 2 million
Combined: 2.917 million
----------------------------

EMPLOYEES

GTE: 120,000
Bell Atlantic: 140,400
Combined: 260,400
----------------------------


SOMETHING THIS IMPORTANT
CAN'T HAPPEN WITHOUT YOU

As a Bell Atlantic shareholder, you have an opportunity to own a stake in the future of global telecommunications by voting FOR the merger of these two great companies. You will own the same number of shares in the combined company as you have in Bell Atlantic. The Bell Atlantic Board of Directors unanimously recommends that you vote FOR the merger.


WHAT THE COMBINED COMPANY WILL OFFER

Scale and Scope to Compete
as One of the Industry's Leaders

* The largest local telephone provider in U.S. with more than 60 million access lines in 39 states and the District of Columbia, serving 76 of the top 100 markets

* One of the largest wireless companies in U.S., together serving 11.4 million subscribers and the potential to serve subscribers in 9 of the top 10 markets

*  One of the largest facilities-based long-distance companies

*  International presence in more than 30 countries

*  World's largest publisher of directory information

Potential for Enhanced
Financial Performance

* Significant revenue, expense and capital synergies from joint technological development, economies of scope and scale, and elimination of duplicate expenditures

* Greater ability to enter and compete quickly and effectively in key markets outside either company's current service areas

Outstanding Assets and Capabilities
in Attractive Growth Markets

* GTE's 17,000-mile national high-speed data network

* Bell Atlantic's information-intensive customers in the nation's business, media, government and financial centers

* GTE's experience as a long-distance provider

* Combined service territories that generate more than 35% of international traffic from U.S.

* Highly skilled workforce able to meet the challenges of a dynamic global telecommunications industry

More Benefits for Customers

* Delivers one-stop shopping for all telecommunications services

* Promotes vigorous competition in telecommunications markets

* Speeds availability of broadband data capabilities to customers

* Accelerates development and delivery of new products and services

PLEASE READ THE JOINT PROXY STATEMENT AND PROSPECTUS CAREFULLY, INCLUDING THE
SECTION IN CHAPTER I CALLED "RISK FACTORS RELATING TO THE MERGER."

That section discusses the following risk factors:

 * Shareholders will not know the market price of the stock they will receive in the merger when they vote on the merger.

 * Regulatory agencies must approve the merger and could delay or refuse to approve the merger or impose conditions that could adversely affect our business or financial condition.

 * Termination fees and reciprocal stock option agreements could make an alternative transaction more difficult or expensive.


PLEASE VOTE NOW!

For the merger to be approved, a majority of all outstanding Bell Atlantic shares must be voted FOR the merger. Please note that if you support the merger, you MUST actually vote your shares FOR the merger. If you take no action at all, it will be considered as a vote against the merger. Please see the joint proxy statement and prospectus for information on how to vote:


[Graphic]           [Graphic]               [Graphic]                [Graphic]
BY PHONE          BY THE INTERNET            BY MAIL                 IN PERSON


ANSWERS TO QUESTIONS YOU MAY HAVE

If I support the Bell Atlantic-GTE merger, do I still need to vote FOR the merger?

Yes! If you support the merger, you MUST actually vote your shares FOR the proposal. If you take no action at all, it will be considered as a vote against the merger. For the merger to be approved, a majority of all outstanding shares must be voted FOR the merger. See your proxy card for instructions on how to vote.

How will the merger benefit Bell Atlantic shareholders?

The proposed merger creates a powerful competitor in a dynamic, emerging telecommunications market. The combined company will be one of the world's premier telecommunications companies, providing what customers say they want -- one-stop shopping for the full range of telecommunications products and services. Together, the companies will be able to achieve their strategic goals more quickly than either could have achieved separately. As a shareholder, this means you will have a stake in a company that is uniquely positioned to be a formidable competitor in the global telecommunications market.

What will the dividend be on the combined company's common stock?

The combined company board will determine the dividend policy after the closing of the merger. Bell Atlantic currently pays dividends at a rate of $1.54 per share per year, and GTE currently pays dividends at a rate of $1.88 per share each year. We expect the initial annualized dividend will be at least $1.54. Given the exchange ratio of 1.22 shares of combined company common stock for each share of GTE common stock, this dividend rate would be nearly identical to the dividend that GTE shareholders now receive.

Should I send in my stock certificates now?

No. Bell Atlantic shareholders will not be required to exchange their stock certificates. After the merger, your stock certificates will represent an equal number of shares of the combined company.

Where can I find more information about the merger?

We encourage you to read carefully the joint proxy statement and prospectus. If you have questions, you may call 1-800-645-2380. Bell Atlantic and GTE have also created a website at www.mergerinfo.com

                        Current Bell Atlantic and GTE:

                           Domestic Telecom Network*

[Map of the United States showing areas where Bell Atlantic and GTE own access lines as well as path of the GTE National High-Speed Data Network]









                        Current Bell Atlantic and GTE:

                        International Market Presence*

[Map and list of countries where Bell Atlantic and GTE have a market presence]

                        Current Bell Atlantic and GTE:

                         Domestic Wireless Network*

Map and list of countries indicating Bell Atlantic Cellular & PCS interests, GTE
 Cellular & PCS interests, Bell Atlantic Cellular & GTE Cellular interests and
                 Bell Atlantic PCS and GTE Cellular interests




                                (*) Information for the combined company shows
                                    the combination of Bell Atlantic's and GTE's business interests on December 31, 1998. Wireless information is adjusted to reflect our percentage ownership interests in those properties. This does not reflect any sales or trades of overlapping wireless properties that are likely to be required or that may occur as a result of the merger, or GTE's planned sale of non-strategic telephone access lines. Similarly, it does not reflect GTE's recently announced agreement to purchase cellular properties in the Midwest, any dissolutions of partnerships or any future purchases or sales of properties by Bell Atlantic or GTE.


                                    VOTE
                                    FOR
                                    [X]

                                    the merger to own a stake in the future of telecommunications.

                                    The combined company will be uniquely
                                    positioned to grow and to capitalize on
                                    opportunities in the global
                                    telecommunications market.

                                  [GRAPHIC]

        C O M M U N I C A T I O N S


                 W I R E L I N E



                     Vote FOR the merger to own a stake in

                  a company that will be uniquely positioned

                   to lead the telecommunications industry.





                       [LOGO]                    [LOGO]
                    BELL ATLANTIC                 GTE


                Where to get more information about the merger:

 The joint proxy statement and prospectus describes the merger in more detail.

                If you have any questions, call 1-800-645-2380.

          You may also visit our merger website at www.mergerinfo.com

                            -----------------------
                                 ADVERTISEMENT
                            -----------------------

                                   [GRAPHIC]

                             OUR SHAREHOLDERS HAVE

                         NEVER STRUCK US AS THE TYPES

                           WHO LIKE TO TREAD WATER.



In the swift currents of telecommunications, staying put is the surest way to be swept away. Which is why over the years, GTE and Bell Atlantic have carefully capitalized on change, making them the solid investments they are today. Now, we're entering into one of telecommunications' most far-reaching mergers ever. Why make a change of this magnitude? And what does this mean to you? The answer to both: Opportunity. At a time when our entire industry is being transformed, this merger positions us for growth in exciting new areas. Areas best accessed by a small group of global players. Bringing together GTE with Bell Atlantic gets us into those growth areas now. Our business strengths and geographies complement each other remarkably well. And by being able to offer a broad array of services, we'll be able to serve our customers better. What you'll see when we're joined together will be a resourceful, formidable competitor for years to come. A company going places, that alone we couldn't have even dreamed of before. We hope you'll join us.


[BELL ATLANTIC LOGO]                                              [GTE LOGO]

                              www.mergerinfo.com

                             ---------------------
                                 ADVERTISEMENT
                             ---------------------

                                   [GRAPHIC]

                            THINK OF US AS A GROWTH

                             STOCK IN PINSTRIPES.


Today, it seems you have a choice of two very different types of stocks: The solid, dependable, long-term investments. Or dynamic-growth stocks, fueled by new technologies. But what if you could have the best of both worlds? By combining Bell Atlantic with GTE, we seek to offer shareholders just that. How? The merger will create one of the world's premier telecommunications companies, with extraordinary bandwidth. Immediately, this will create a huge growth opportunity by matching GTE's national resources with Bell Atlantic's extensive and data-hungry customer base in the Northeast. We'll also offer a widely diverse range of products and services, including local, long distance, wireless and Internet solutions. The result will be an entirely new dimension of value for our investors. The opportunities will be there. Never have we been so well equipped to capitalize on them.




[BELL ATLANTIC LOGO]                                         [GTE LOGO]

                              www.mergerinfo.com

                            -----------------------
                                 ADVERTISEMENT
                            -----------------------

                                   [GRAPHIC]


                             THE DIVIDENDS OF THIS

                                 MERGER AREN'T

                         LIMITED TO OUR SHAREHOLDERS.



A merger that benefits investors? You read about that every day. A merger that benefits customers, too? That's another story. But in fact, it's one of the underlying reasons for Bell Atlantic partnering with GTE. It's really just good business sense: Today, deregulation puts the major telecommunications companies in competition over customer loyalties as never before. The companies that will prosper will be the ones that offer greater product choice, technological innovation, competitive pricing, and superior customer service. Together, Bell Atlantic and GTE will have the combined skills, scope and size to do just that. Because now we'll be able to leverage a much broader array of telecommunications assets, services and expertise over a much wider geography for residential and business customers alike. Our shareholders win as we grow revenues with our new competitive muscle. Our customers win with quicker access to new technologies, one-stop shopping and global reach. And how many investments offer that kind of upside?


[BELL ATLANTIC LOGO]                                                [GTE LOGO]


                              www.mergerinfo.com

                      ----------------------------------
                         BELL ATLANTIC INTERNET PROXY
                      ----------------------------------


VOTE
BY NET     IF YOU HAVE MORE THAN ONE PROXY CARD, PLEASE VOTE ONLY ONE CARD AT A
           TIME.

           [1] Enter the Voter Control Number that appears in the box on your proxy card.
               [                  ]


           [2] Enter the last 4 digits of your U.S. Taxpayer Identification
               (Social Security) Number for this account.
               [     ]
               If you do not have a U.S. Taxpayer Identification Number for this account, please leave this box blank.

               IMPORTANT: FOR YOUR VOTE TO BE CAST, THE VOTER CONTROL NUMBER AND THE LAST FOUR DIGITS OF THE U.S. TAXPAYER IDENTIFICATION (SOCIAL SECURITY) NUMBER FOR THIS ACCOUNT MUST MATCH THE NUMBERS ON OUR RECORDS.

           [3] Enter your e-mail address to receive an e-mail confirmation of your vote.
               [                  ]

               Enter your e-mail address again for validation.
               [                  ]


                                    Proceed

BELL ATLANTIC CORPORATION


VOTE
BY NET       WELCOME!

             Name Line
             Address Line
             City, State Zip Line

         -----------------------------
             Source      |  Shares
         -----------------------------
         Share Source 1  |
         Share Source 2  |
         -----------------------------
         Total:          |
         -----------------------------

                                    Proceed

Bell Atlantic Corporation

This Proxy is Solicited by the Board of Directors for the Annual Meeting of Shareholders, Wednesday, May 19, 1999, 10:30 a.m., Local Time, at the Crown Plaza Ravinia, 4355 Ashford-Dunwoody Road, Atlanta, Georgia.

The undersigned hereby appoints L.T. Babbio, Jr., J.G. Cullen, and F.V. Salerno, and each of them, proxies, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all common shares held of record by the undersigned in Bell Atlantic Corporation, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement furnished herewith, subject to any directions indicated on this card. If no directions are given, the proxies will vote for the election of the nominees for Director: L.T. Babbio, Jr., R.L. Carrion, J.G. Cullen, L.J.R. de Vink, J.H. Gilliam, Jr., S.P. Goldstein, H.L. Kaplan, T.H. Kean, E.T. Kennan, J.F. Maypole, J. Neubauer, T.H. O'Brien, E. Pfeiffer, H.B. Price, R.L. Ridgway, F.V. Salerno, I.G. Seidenberg, W.V. Shipley, J.R. Stafford,
M. DeS. Webb and S. Young, and in accord with the Directors' recommendations on the other subjects listed on this card and at their discretion on any other matter that may properly come before the meeting or any adjournment thereof.

This card also constitutes your voting instructions for shares held of record for your account in the Direct Invest Plan and, if shares are held in the same name, shares held in the 1976 Bell Atlantic Employee Stock Ownership Plan, Savings Plan for Salaried Employees, or Savings and Security Plan (Non-Salaried Employees).


If you do not sign and return a proxy, vote by telephone or through the Internet, or attend the meeting and vote by ballot, your shares cannot be voted, nor your instructions followed, except that shares in the 1976 Bell Atlantic Employee Stock Ownership Plan and the Saving Plans will be voted as described on page II-7 of the proxy statement.


                          Directors Recommend a Vote
                       "FOR" all Nominees for Director.
                          "FOR" Proposals 2, 3 and 4.
                    "AGAINST" Proposals 5, 6, 7, 8 and 9.
================================================================================
Check this box to vote all proposals in accordance with the recommendations of the Directors [_]


Directors Recommend a Vote "FOR" all Nominees for Director.



                           For All Nominees    Withold
                           Except As Noted     As To All
                                Below          Nominees
1. Election of Directors.        [_]              [_]


Or, check the box for the Director(s) from whom you wish to withhold your vote:

   [_] L.T. Babbio, Jr.      [_] R.L Carrion        [_] J.G. Cullen      [_] L.J.R. de Vink
   [_] J.H. Gilliam, Jr.     [_] S.P. Goldstein     [_] H.L. Kaplan      [_] T.H. Kean
   [_] E.T. Kennan           [_] J.F. Maypole       [_] J. Neubauer      [_] T.H. O'Brien
   [_] E. Pfeiffer           [_] H.B. Price         [_] R.L. Ridgway     [_] F.V. Salerno
   [_] I.G. Seidenberg       [_] W.V. Shipley       [_] J.R. Stafford    [_] M. DeS. Webb
   [_] S. Young

Directors Recommend a Vote "FOR" Proposals 2, 3 and 4.

                                                           For Against Abstain
2. Approval of Bell Atlantic Merger Proposal--             [_]   [_]     [_]
   Charter Amendment and Issuance of Stock

                                                           For Against Abstain
4. Ratification of Independent Accountants                 [_]   [_]     [_]

                                                           For Against Abstain
3. Amendment to Stock Option Plan                          [_]   [_]     [_]

Directors Recommend a Vote "AGAINST" Proposals 5, 6, 7, 8 and 9.

                                                           For Against Abstain
5. Additional Compensation Information                     [_]   [_]     [_]

                                                           For Against Abstain
6. Executive Incentive Compensation                        [_]   [_]     [_]

                                                           For Against Abstain
7. Executive Severance Agreements                          [_]   [_]     [_]

                                                           For Against Abstain
8. Board Composition                                       [_]   [_]     [_]

                                                           For Against Abstain
9. Director Stock Ownership                                [_]   [_]     [_]

================================================================================
Check the box for the options which apply to you.

     [_] Eliminate duplicate Annual Reports.

To submit your vote please click the button below.
(Your vote will not be counted until the Submit Your Vote button is clicked.)

                         Submit Your Vote

Bell Atlantic Corporation


[GRAPHIC]  Your proxy vote has been recorded as follows:
           ---------------------------------------------------------------------
           1. Election of Directors.


           ---------------------------------------------------------------------
           2. Approval of Bell Atlantic Merger Proposal--Charter Amendment and Issuance of Stock

           ---------------------------------------------------------------------
           3. Ratification of Independent Accountants

           ---------------------------------------------------------------------
           4. Amendment of Stock Option Plan

           ---------------------------------------------------------------------
           5. Additional Compensation Information


           ---------------------------------------------------------------------
           6. Executive Incentive Compensation


           ---------------------------------------------------------------------
           7. Executive Severance Agreements


           ---------------------------------------------------------------------
           8. Board Composition


           ---------------------------------------------------------------------
           9. Director Stock Ownership


           ---------------------------------------------------------------------

           Please review your vote. If this is incorrect, please use the Back button on your browser, change your vote and resubmit. If this is correct, please click the Proceed buttom.

                                    Proceed

Bell Atlantic Corporation


[GRAPHIC]  Success! Your vote has been cast and will be tabulated by Boston
           EquiServe, a division of EquiServe, within 24 hours.


           To provide comments regarding online voting, click the Comments button below.

                                Submit Comments

           To change our address please click on the Proceed button below.

                                    Proceed

           You can now vote another Proxy Card, or go to the Bell Atlantic Corporation homepage or the EquiServe homepage.

                              VOTE ANOTHER PROXY

                         -----------------------------
                            MERGERINFO.COM WEBSITE
                         -----------------------------


[GTE LOGO]                                             [BELL ATLANTIC LOGO]
                         The GTE-Bell Atlantic Merger

information                   [Graphic]              voting
center                                               GTE Shareholders
Joint Proxy Statement                                  - Voting Methods
& Prospectus                                         Bell Atlantic Shareholders
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    our Joint Proxy
    Statement and
    Prospectus                                       details
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  - Your Questions Answered                          Contact Us
1998 Annual Reports
  - GTE 1998
    Annual Report
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    Annual Report
Merger Brochure
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                                Copyright 1999
      GTE Corporation and Bell Atlantic Corporation. All Rights Reserved.

[GTE LOGO]                                            [BELL ATLANTIC LOGO]

                         The GTE-Bell Atlantic Merger

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

[GTE LOGO]                                            [BELL ATLANTIC LOGO]

                         The GTE-Bell Atlantic Merger

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                              Questions & Answers


Q. Why are the companies proposing the merger?
A. The telecommunications industry continues to change dramatically as a result of developments in technology, regulation, consumer needs and the range of product offerings made possible by these changes. In this new environment, a select group of national and international companies that offer a full range of local and long distance, voice and data services will be the most effective competitors in the telecommunications industry. We believe our proposed merger will create a powerful competitor in this dynamic, emerging market. When the merger is completed, you will have a stake in a company that will be one of America's most competitive communications providers--one of the largest local exchange carriers and wireless providers, as well as an extremely well-positioned long distance provider.

Q. What will a shareholder receive when the merger occurs?
A. GTE Shareholders
   A GTE shareholder will receive 1.22 shares of combined company common stock in exchange for each share of GTE common stock owned. He or she will receive cash instead of any resulting fraction of a share, in an amount reflecting the market value of the fraction of a share. However, if a GTE shareholder participates in the GTE Shareholder Systematic Investment Plan and is entitled to receive a fraction of a share, that fraction of a share will be credited to his or her plan account.

   Example: If a GTE shareholder currently owns 10 shares of GTE common stock, after the merger he or she will be entitled to receive 12 shares of combined company common stock and a check for the market value of two-tenths of a share.

   Bell Atlantic Shareholders
   After the merger, a Bell Atlantic shareholder will continue to hold the shares he or she now owns. Those shares will represent the same number of shares in the combined company. However, they will represent a smaller proportion of the outstanding shares of the combined company.

Q. What will the dividend be on the combined company common stock?
A. Bell Atlantic currently pays dividends at a rate of $1.54 per share each year, and GTE currently pays dividends at a rate of $1.88 per share each year. The combined company board of directors will determine the dividend policy following the merger. We expect that the initial annualized dividend rate will be at least $1.54 per share. Given the exchange ratio of 1.22 shares of combined company common stock for each share of GTE common stock, the combined company's dividend is expected to be nearly identical to the dividend that GTE shareholders now receive.

Q. What are the federal income tax consequences of the merger?
A. In general, GTE shareholders will not be required to pay any federal income tax as a result of the merger, except for taxes on cash they receive instead of fractions of a share. The merger will be tax-free to GTE, Bell Atlantic and Bell Atlantic shareholders for federal income tax purposes.

Q. Do shareholders have appraisal rights?
A. No. Under applicable law, neither GTE shareholders nor Bell Atlantic shareholders have the right to receive an appraisal of the value of their shares in connection with the merger.

Q. What do I need to do now?
A. Please vote your shares as soon as possible so that your shares will be represented at the annual meeting. You may grant your proxy by signing your proxy card and mailing it in the return envelope, by telephone or by the Internet, or you may vote in person at the shareholder meeting.

Q. Should I send in my stock certificates now?
A. No. Soon after the merger is completed, we will mail GTE shareholders written instructions explaining how to exchange their GTE certificates. Bell Atlantic shareholders will not be required to exchange their stock certificates.

Q. Whom should I call if I have questions?
A. GTE shareholders who have questions about the merger or the GTE merger proposal may call (800) 859-8509.

   Bell Atlantic shareholders who have questions about the merger or the Bell Atlantic merger proposal may call (800) 645-2380.


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

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                         The GTE-Bell Atlantic Merger

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                              1998 Annual Reports

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                      1998 Annual Reports|Merger Brochure
                      ------------------- ---------------
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                  ---------------- --------------------------
                              Contact Us|Privacy
                              ---------- -------

                                Copyright 1999
      GTE Corporation and Bell Atlantic Corporation. All Rights Reserved.

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                         The GTE-Bell Atlantic Merger

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                                Merger Brochure

--------------------------------------------------------------------------------
Get Acrobat     | The Adobe Acrobat Reader is needed to view these files. Please
Reader [GRAPHIC]| download the latest version of this freeware.
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                        GTE Merger Brochure (141k)
                          --------------------------

                    Bell Atlantic Merger Brochure (141k)
                     ------------------------------------

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                    Home|Proxy Statement|Questions & Answers
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                      1998 Annual Reports|Merger Brochure
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

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                               GTE Shareholders

Please read the Joint Proxy Statement and Prospectus carefully, including the section in Chapter I called "Risk Factors Relating to the Merger."

By the Internet - To grant your proxy to vote by the Internet, you must have the control number printed on your proxy card. Follow the instructions below:

1. If your GTE shares are registered in your name and not held by a bank or broker, please click the link below.

                         http://www.proxyvoting.com/gte/
                         -----------------------------

2. If your shares are not registered in your own name but are held by a broker or other nominee, please click the link below.

                           http://www.proxyvote.com/
                           -------------------------

By Telephone -- You may use a toll-free telephone number to vote your proxy. To vote by telephone, you must have your proxy card ready and follow the instructions printed on your proxy card.

If your shares are not registered in your own name, your bank, broker or other institution holding your shares may not offer telephone or internet proxy voting. If your proxy card does not include telephone or Internet voting instructions, please vote by mail or in person at the GTE Annual Meeting.

By Mail -- To vote by mail, please complete your proxy card, and sign, date and return it in the postage paid envelope. To be valid, a returned proxy card must be signed and dated.

Please do not return your proxy card if you are voting by telephone or Internet.

In Person -- If you attend the GTE Annual Meeting in person, you may vote your shares by completing a ballot at the meeting.


--------------------------------------------------------------------------------
                   Home|Proxy Statement|Questions & Answers
                   ----- -------------- -------------------
                      1998 Annual Reports|Merger Brochure
                      ------------------- ---------------
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                  ---------------- --------------------------
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                              ---------- -------

                                Copyright 1999
      GTE Corporation and Bell Atlantic Corporation. All Rights Reserved.

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                         The GTE-Bell Atlantic Merger

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                          Bell Atlantic Shareholders
In addition to voting by mail or in person at the Bell Atlantic Annual Meeting, you can also take advantage of two cost-effective and convenient ways to vote your shares -- through the Internet or by using a touch-tone telephone.

Vote By Internet

If your shares are registered in your name:

        1. Follow this link http://www.eproxyvote.com/bel
                            -----------------------------

        2. Enter the 14-digit Voter Control Number located above your name and address on the proxy card.

        3. Follow on-screen instructions

If your shares are not registered in your name, but are held by a bank, broker, or other nominee:

        1. Follow this link http://www.proxyvote.com
                            ------------------------

        2. Follow on-screen instructions

Note: If you shares are not registered in your name, the bank, broker or other nominee holding your shares may not offer Internet proxy voting. If your proxy card does not include Internet voting instructions, please vote by mail.

Vote By Telephone (Touch-tone)

If your shares are registered in your name:

        1. Call toll-free 1-877-PRX-VOTE (1-877-779-8683).

             . Shareowners residing outside the United States can call
               collect 1-201-536-8073 (there is no charge for this call).

        2. Enter the 14-digit Voter Control Number located above your name and address on the proxy card

        3. Follow recorded instructions

If your shares are not registered in your name, but are held by a bank, broker, or other nominee

        1. Call toll-free 1-800-454-8683.

        2. Enter the 12-digit Voter Control Number located on the left side of the proxy form

        3. Follow recorded instructions

Note: If your shares are not registered in your name, it is possible that the bank, broker or other nominee holding your shares may not offer telephone proxy voting. If your proxy card does not include telephone voting instructions, please vote by mail.

If you vote your shares by the Internet or by using the Telephone, please do not return your Proxy Card

--------------------------------------------------------------------------------
                    Home|Proxy Statement|Questions & Answers
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                      1998 Annual Reports|Merger Brochure
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                              ---------- -------

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


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                                    Privacy

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When you visit mergerinfo.com, you may be providing information to us about your visit through anonymous statistics collected as you browse the site.

We want you to be aware of how we handle this information.

Our Commitment to Your Privacy

GTE Corporation and Bell Atlantic Corporation respect your right to privacy, and we assure you that we do not collect personal information from you. Any information obtained as a result of your visit will be protected as described,
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While we gather this information, none of it is associated with you as an
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The mergerinfo.com web site may contain links to other web sites. Please be aware that our privacy policy does not apply to these sites.

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

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                                  Contact Us

Got a question? Need more information? Want to offer feedback? Here's the place.

Please select your topic of interest, then click Continue to go to the next screen.


        . GTE Shareholder Inquiries     . Bell Atlantic Shareholder Inquiries

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

                   ----------------------------------------
                    BELL ATLANTIC INFORMATION AGENT SCRIPT
                   ----------------------------------------


                                                           Shareholder
                                                           -----------
                                                    Communications Corporation

Thank you for calling regarding the proposed merger between Bell Atlantic and GTE. This service provides information pertaining to the merger by using a touch-tone telephone. If you would like to speak with a representative, you may press zero at any time during this message. If you are using a rotary telephone, please hold for further assistance.

To listen to general Merger information pertaining to Bell Atlantic and GTE, please press one now.
    (Go to section I)

To listen to a list of the most commonly asked questions and answers, press two now.
    (Go to section II)

                                                           Shareholder
                                                           -----------
                                                    Communications Corporation



SECTION 1

The merger agreement provides for combining Bell Atlantic and GTE in a merger of equals. After the merger is completed, GTE will become a wholly-owned subsidiary of the combined company. In the merger, each share of GTE common stock outstanding will be converted into the right to receive 1.22 shares of combined company common stock. The merger will become effective when a certificate of merger is filed with the Secretary of State of the State of New York. We intend to file a certificate of merger as soon as is reasonably possible after we have received the required shareholder and regulatory approvals.

To speak with a representative, press 0 now.
To return to the main menu, press 1 now.
To vote your shares, press 2 now.

                                                           Shareholder
                                                           -----------
                                                    Communications Corporation



SECTION II

Q1:  Why are the companies proposing the merger?
A1: The telecommunications industry continues to change dramatically as a result of developments in technology, regulation, consumer needs and the range of product offerings made possible by these changes. In this new environment, a select group of national and international companies that offer a full range of local and long distance, voice and data services will be the most effective competitors in the telecommunications industry. We believe our proposed merger will create a powerful competitor in this dynamic, emerging market. When the merger is completed, the combined company will be one of America's most competitive communications providers -- one of the largest local exchange carriers and wireless providers, as well as an extremely well-positioned long distance provider.

Q2:  What will a Bell Atlantic shareholder receive when the merger occurs?
A2: After the merger, Bell Atlantic shareholders will continue to hold the same shares held prior to the completion of the merger. They will represent the same number of shares in the combined company. Those shares will represent a smaller proportion of the outstanding shares of the combined company.

Q3:  What will the dividend rate be on the combined company common stock?
A3: Bell Atlantic currently pays dividends at a rate of $1.54 per share each year, and GTE currently pays dividends at a rate of $1.88 per share each year. The combined company board of directors will determine the dividend policy following the merger. We expect that the initial annualized dividend rate will be at least $1.54 per share. Given the exchange ratio of 1.22 shares of combined company common stock for each share of GTE common stock, the combined company's dividend rate is expected to be nearly identical to the dividend that GTE shareholders now receive.

Q4:  What are the federal income tax consequences of the merger?
A4: The merger will be tax-free to Bell Atlantic and Bell Atlantic shareholders for federal income tax purposes.

Q5:  Should I send in my stock certificates now?
A5: No. Bell Atlantic Shareholders will not be required to exchange their stock certificates.

To speak with a representative, press 0 now.
To return to the main menu, press 1 now.
To vote your shares, press 2 now.

                 Bell Atlantic -- 1999 Telephone Voting Script

                  Toll Free: 1-877-PRX-VOTE or 1-877-779-8683

1. Welcome to the electronic voting system. Please have your proxy card available before voting.

2. Enter the Voter Control Number as it appears on the proxy card followed by the pound sign.

3. Enter the last four digits of the U.S. taxpayer identification number for this account followed by the pound sign.

4. The company you are voting is Bell Atlantic.

5. Your vote is subject to the same terms and authorizations as indicated on the proxy card. It also authorizes the named proxies to vote according to the instructions at the meeting of the stockholders.

6. To vote all proposals in accordance with the recommendations of the Board of Directors, press 1. If you wish to vote on one proposal at a time, press 2. If 1, go to 17.
   If 2, go to 7.

7. The Board of Directors recommends a vote for the Election of All Directors.

8. Item #1, To vote for all nominees press 1. To withhold from all nominees press 2. To withhold from individual nominees press 3.
   If 1, go to 9.
   If 2, go to 9.
   If 3, go to Director Exception.

-------------------------------------------------------------------------------

Director Exception
------------------

Using your proxy card, enter the 2-digit number of a nominee from whom you wish to withhold your vote. When completed press 00.

If 00, go to 9.
If valid nominee number, go to Next Nominee.

Next Nominee

To withhold your vote from another nominee enter the 2-digit number next to the nominee, or if you have completed voting on directors press 00.

If 00, go to 9.
If valid nominee number, go to Next Nominee.

-------------------------------------------------------------------------------

---------------------------

Invalid Nominee Number

You have entered an invalid nominee number.

Go to next nominee

--------------------------------------------------------------------------------

 9. Item #2, The Board of Directors recommends a vote for the Approval of Bell Atlantic Merger Proposal Charter Amendment and Issuance of Stock. To vote for, press 1; against, press 2; abstain, press 3.
    If 1, go to 10.
    If 2, go to 10.
    If 3, go to 10.

10. Item #3, The Board of Directors recommends a vote for the Ratification of Independent Accountants. To vote for, press 1; against, press 2; abstain, press 3.
    If 1, go to 11.
    If 2, go to 11.
    If 3, go to 11.

11. Item #4, The Board of Directors recommends a vote for the Amendment to Stock Option Plan. To vote for, press 1; against, press 2; abstain, press 3.
    If 1, go to 12.
    If 2, go to 12.
    If 3, go to 12.

12. Item #5, The Board of Directors recommends a vote against the shareowner proposal regarding Additional Compensation Information. To vote for, press 1; against, press 2; abstain, press 3.
    If 1, go to 13.
    If 2, go to 13.
    If 3, go to 13.

13. Item #6, The Board of Directors recommends a vote against the shareowner proposal regarding Executive Incentive Compensation. To vote for, press 1; against, press 2; abstain, press 3.
    If 1, go to 14.
    If 2, go to 14.
    If 3, go to 14.

14. Item #7, The Board of Directors recommends a vote against the shareowner proposal regarding Executive Severance Agreements. To vote for, press 1; against, press 2; abstain, press 3.
    If 1, go to 15.
    If 2, go to 15.
    If 3, go to 15.

15. Item #8, The Board of Directors recommends a vote against the shareowner proposal regarding Board Composition. To vote for, press 1; against, press 2; abstain, press 3.
    If 1, go to 16.
    If 2, go to 16.
    If 3, go to 16.

16. Item #9, The Board of Directors recommends a vote against the shareowner proposal regarding Director Stock Ownership. To vote for, press 1; against, press 2; abstain, press 3.
    If 1, go to 17.
    If 2, go to 17.
    If 3, go to 17.

17. I will now summarize your vote. Please confirm your vote at the end of this message.

--------------------------------------------------------------------------------

(Playback the appropriate vote for this proxy card.)

Default Playback

You have voted with the recommendations of the board of directors.

Director Proposal Playback

For all nominees
Or
For all nominees except; #
Or
Withhold For all nominees

For/Against/Abstain Proposal Playback
Item # [For/Against/Abstain]

--------------------------------------------------------------------------------

18. To confirm your vote, press 1. To cancel your vote, press 2.
    If 1, go to 20.
    If 2, go to 19.

19. Your vote has been canceled. Please call and try again or mark, sign, and return your proxy card in the envelope provided. Thank you.

20. Your vote has been successfully recorded. It is not necessary for you to mail your card. If you wish to vote another proxy card or change your vote please hang up and call back. Thank you.

------------------------------------------------------------------------------

No Key Pressed

Go to the same item (repeat three times), otherwise, go to Error.

Invalid Number

Go to the same item (repeat three times); otherwise, go to Error.

Error

We are unable to process your request at this time. Thank you for calling.

     (Call ends.)

[GTE LOGO]        [BELL ATLANTIC LOGO]


NEWS RELEASE



FOR IMMEDIATE RELEASE                       Contacts:
April 14, 1999                              Peter Thonis, GTE
                                            972-507-5367
                                            peter.thonis@hq.gte.com

                                            Susan Kraus, Bell Atlantic
                                            212-395-2355
                                            susan.kraus@bellatlantic.com


                         BELL ATLANTIC AND GTE OUTLINE
                THEIR MERGER OF EQUALS IN MAILING TO SHAREOWNERS

        COMPANIES ISSUE A JOINT PROXY STATEMENT AND SET ANNUAL MEETINGS
                  WHICH INCLUDE MERGER VOTES ON MAY 18 AND 19

     NEW YORK and IRVING, Texas - The merger of equals between Bell Atlantic Corp. (NYSE:BEL) and GTE Corp. (NYSE:GTE) will create one of the world's premier providers of communications services in increasingly competitive local, national and global markets, according to the joint proxy statement and prospectus that the companies began mailing today to more than three million shareholders.

     In the cover letter included in the front of the joint proxy statement and prospectus, GTE Chairman and CEO Charles R. Lee and Bell Atlantic Chairman and CEO Ivan Seidenberg say: "By combining, we will create a competitive national communications provider with a full product line that can meet changing customer requirements for additional capacity to access the Internet and other data services, greater mobility, and national or even global reach. The combined company will be able to grow more quickly and achieve greater success than either of us could do on our own."

     Lee and Seidenberg note that "GTE's and Bell Atlantic's assets, markets, operations and strengths are highly complementary." Based on current figures and before adjusting for overlapping wireless properties, the combined company would be:

 .       One of the nation's leading providers of both wired and wireless communications, serving more than 60 million access lines and, following GTE's purchase of certain Ameritech wireless properties, about 13 million wireless subscribers.

 .       One of the largest facilities-based long distance companies.

 .       One of the largest Internet backbone operators and a major provider of related data and Internet services.

 .       The world's largest publisher of directory information, in both book and on-line form.

 .       A major presence in international markets, with investments or operations in more than 30 countries outside the U.S.

     GTE and Bell Atlantic shareholders will vote on the merger at their annual meetings, which will be held on May 18 and May 19, respectively, in Atlanta. Information about the merger and other matters to be voted on at the companies' annual meetings is included in the joint proxy statement and prospectus.

     The joint proxy statement and prospectus is being posted at www.mergerinfo.com, the companies' merger Web site. Shareowners can grant their proxy to vote their shares by mail, by telephone or by the Internet. They may also vote in person at the annual meeting. Instructions on voting shares and links to Internet voting sites can be found at www.mergerinfo.com.

     Bell Atlantic and GTE announced in July 1998 that they planned a merger of equals. To date, more than half of the 50 state public utility commissions have either approved the merger or declined to assert jurisdiction over it. Regulators in other states and federal regulators are currently considering the merger.


                                      ####